UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 7, 2014

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On February 18, 2014, Lee Enterprises, Incorporated (the “Company”) filed a Form 8-K announcing that its presentation of business and financial information that may be given to prospective institutional investors (the “Institutional Investor Presentation”) from time to time regarding the refinancing of the Company’s 2012 First Lien Loan Agreement may be found on the Company’s website at www.lee.net/financial.  The Company has updated the Institutional Investor Presentation by adding additional separate financial information for both (a) “Lee Legacy” enterprises, which refers to the Company, other than Pulitzer Inc. and its subsidiaries (“Pulitzer”), and (b) Pulitzer.  Pulitzer operations include St. Louis, Missouri, where its subsidiary, St. Louis Post-Dispatch LLC, publishes the St. Louis Post-Dispatch, 11 daily newspapers and a variety of specialty publications and related digital products.  The updated Institutional Investor Presentation may be found at www.lee.net/financial.

The information provided in this Form 8-K/A shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: March 7, 2014	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

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